Exhibit 99.1

Investor Relations contact:	Public Relations contact:

Allison Parker	Nicole Fortenberry
Director, Investor Relations	Director, Public Relations
(415) 343-7640	(917) 602-9834
investor.relations@micromuse.com	nicole@micromuse.com.

JANUARY 26, 2005

MICROMUSE REPORTS Q1 REVENUE OF $38.9 MILLION

Delivers Q1 GAAP EPS of $0.03 and Pro Forma EPS of $0.05

SAN FRANCISCO – Micromuse Inc. (Nasdaq: MUSE), the leading provider of realtime business and service assurance software, reported financial results today for its fiscal first quarter ended December 31, 2004. Total revenue for fiscal Q1 was $38.9 million. GAAP net income for fiscal Q1 was $2.6 million or $0.03 per share. Pro forma net income for the quarter – which specifically excludes the amortization of intangible assets and other charges – was $3.8 million or $0.05 per share. For a detailed comparison of pro forma and GAAP results, please refer to the reconciliation statement at the bottom of this press release.

Cash, cash equivalents and investments balance was $192.8 million on December 31, 2004, down slightly from $193.6 million on September 30, 2004.

“Fiscal Q1 was another solid quarter for us,” said Lloyd Carney, Micromuse Chairman and CEO. “We exceeded the high end of guidance on both revenue and EPS, increased deferred revenue, and generated positive cash flow from operations. We saw strength in both the service provider and financial services sectors. At the same time, we strengthened our partner program and made inroads in emerging geographic markets as well as new growth markets including Business Services Management and VoIP.”

First Quarter FY2005 Highlights

•	Total revenue was $38.9 million, up 7% compared with Q4 FY04 and up 5% compared with Q1 FY04.

•	We were profitable on both a pro forma and GAAP basis.

•	Cash, cash equivalents, and investments balance ended at $192.8 million, and we remain debt free.

•	Cash flow from operations was positive.

•	Deferred revenue increased sequentially.

•	Repeat business remained strong at 85% of total revenue.

•	Maintenance renewals remained strong, with over 90% of eligible customers renewing maintenance contracts.

Fiscal Q2 Outlook

Micromuse establishes the following guidance for the quarter ending March 31, 2005, based on information available as of January 26, 2005:

•	The Company anticipates that fiscal Q2 revenue will be in the range of $37.5 to $38.5 million.

•	The Company anticipates that earnings per diluted share on a pro forma basis will be in the range of $0.03 to $0.04.

•	The Company anticipates that earnings per diluted share on a GAAP basis will be in the range of $0.01 to $0.02.

Q1 2005 Conference Call, Webcast, and Replay Information

Micromuse will host a conference call and simultaneous webcast on Wednesday, January 26, 2005 at 2:00 PM PT, 5:00 PM ET to announce pro forma and GAAP results for the first quarter of fiscal year 2005. The live call will be available to the general public by dialing 800-762-4832 (domestic) or 480-629-9037 (international). A live webcast of the conference call will be available at http://www.corporate-ir.net/ireye/ir_site.zhtml?ticker=MUSE&script=2100 or via a link from the Micromuse web site at http://www.micromuse.com/.

A replay of this conference call will be available by dialing 800-475-6701 (domestic) or 320-365-3844 (international) and entering access code 768352. The replay will be available from Wednesday, January 26, 2005 at 7:15 PM PT until Wednesday, February 2, 2005 at 11:59 PM PT. The replay will also be available as an archived audio file at http://www.micromuse.com/.

About Micromuse

Micromuse Inc. (Nasdaq: MUSE) is the leading provider of ultra-scalable, realtime business and service assurance software solutions. The Netcool® software suite provides organizations with the assurance that their IT systems are supporting and driving profits 24 hours a day. Unlike traditional infrastructure management systems, Netcool solutions provide realtime end-to-end visibility and accurate troubleshooting from a business perspective. Such business intelligence allows organizations to respond to problems quickly, streamline workflow processes and improve business uptime. Micromuse customers include BT, Cable & Wireless, Deutsche Telekom, EarthLink, ITC^DeltaCom, J.P. Morgan Chase, MCI, T-Mobile, and Verizon. Headquarters are located at 139 Townsend Street, San Francisco, Calif. 94107; (415) 538-9090. The Web site is at www.micromuse.com.

###

Micromuse and Netcool are registered trademarks of Micromuse Ltd. All other trademarks and registered trademarks in this document are the properties of their respective owners.

Any statements contained in this press release that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. Any forward-looking statements we make are based on current expectations, and are subject to a number of risks and uncertainties. Actual results could differ materially.

Factors that could cause actual future results to differ materially from the forward-looking statements include: fluctuations in customer demand; the Company’s ability to manage its growth (including the ability to hire sufficient sales and technical personnel); risks associated with the expansion of the Company’s distribution channels; risk of new product introductions and customer acceptance of new products; rapid technological change which characterizes the Company’s markets; risks associated with competition; risks associated with international sales; and the ability of the Company to compete successfully in the future; as well as risks relating to pending litigation, the completed restatement of certain of our financial statements, and other matters appearing under the caption “Risk Factors” in the Company’s most recent Quarterly Reports on Form 10-Q and Form 10-K filed with the SEC and available on the Company’s website. The Company disclaims any obligation or intention to update or revise any forward-looking statements.

For a detailed comparison of pro forma and GAAP guidance for fiscal Q2 2005, please refer to the reconciliation statement at the bottom of this press release.

MICROMUSE INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(In thousands, except per share data)

	December 31, 2004	September 30, 2004
	(unaudited)
ASSETS
Assets:
Cash and cash equivalents	$84,891	$90,781
Short-term investments	39,662	24,469
Long-term investments	68,219	78,324

Total cash, cash equivalents and investments	192,772	193,574

Accounts receivable, net	30,910	19,901
Prepaid expenses and other current assets	8,817	8,893
Property and equipment, net	5,813	5,002
Goodwill, net	50,983	50,240
Other intangible assets, net	7,827	6,743

	$297,122	$284,353

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Accounts payable	$4,892	$4,283
Accrued expenses	25,430	20,408
Income taxes payable	8,313	6,460
Deferred revenue	47,696	43,935

Total liabilities	86,331	75,086

Stockholders’ equity
Preferred stock; $0.01 par value; 5,000 shares authorized; no shares issued and outstanding	—	—
Common stock; $0.01 par value; 200,000 shares authorized; 80,169 and 79,982 shares outstanding as of December 31, 2004 and September 30, 2004, respectively	802	800
Additional paid-in capital	217,263	216,580
Treasury stock	(7,147)	(7,147)
Accumulated other comprehensive loss	(3,633)	(1,833)
Retained earnings	3,506	867

Total stockholders’ equity	$210,791	$209,267

	$297,122	$284,353

MICROMUSE INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended December 31,
	2004	2003
Revenues:
License	$19,320	$20,319
Maintenance and services	19,586	16,870

Total revenues	38,906	37,189

Cost of revenues:
License	1,342	1,345
Maintenance and services	3,536	2,567
Amortization of developed technology	1,311	1,456

Total cost of revenues	6,189	5,368

Gross profit	32,717	31,821

Operating expenses:
Sales and marketing	15,997	15,676
Research and development	7,541	7,774
General and administrative	7,272	5,411
Restatement and related litigation	118	1,967
Amortization of goodwill and other intangible assets	48	48

Total operating expenses	30,976	30,876

Income from operations	1,741	945

Other income, net	1,402	982

Income before income taxes	3,143	1,927
Income tax provision	504	539

Net income	$2,639	$1,388

Per share data:
Basic net income	$0.03	$0.02
Diluted net income	$0.03	$0.02

Weighted average shares used in computing:
Basic net income per share	80,065	78,619
Diluted net income per share	80,994	82,063

MICROMUSE INC.

PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(In thousands, except per share data)

	Three months ended December 31,
	2004	2003
Revenues:
License	$19,320	$20,319
Maintenance and services	19,586	16,870

Total revenues	38,906	37,189

Cost of revenues:
License	1,342	1,345
Maintenance and services	3,536	2,567

Total cost of revenues	4,878	3,912

Gross profit	34,028	33,277

Operating expenses:
Sales and marketing	15,997	15,676
Research and development	7,541	7,774
General and administrative	7,272	5,296

Total operating expenses	30,810	28,746

Income from operations	3,218	4,531

Other income, net	1,402	982

Income before income taxes	4,620	5,513
Income tax provision	832	1,278

Net income	$3,788	$4,235

Per share data:
Basic net income	$0.05	$0.05
Diluted net income	$0.05	$0.05

Weighted average shares used in computing:
Basic net income per share	80,065	78,619
Diluted net income per share	80,994	82,063

MICROMUSE INC.

RECONCILIATION BETWEEN NET INCOME ON A GAAP AND PRO FORMA BASIS

(In thousands, except per share data)

	Three months ended December 31,
	2004	2003
GAAP net income –	$2,639	$1,388
Amortization of developed technology and other intangible assets	1,359	1,504
Restatement and related litigation	118	1,967
Stock based compensation	0	115
Income tax effect	(328)	(739)

PRO FORMA net income –	$3,788	$4,235

The pro forma condensed consolidated statement of operations and pro forma earnings guidance are presented for informational purposes only as an alternative view of the company’s operating results and guidance. In the calculation of the company’s pro forma earnings results, and in the provision of pro forma earnings guidance, Micromuse excludes certain items such as the amortization of developed technology and other intangibles assets, the write off of in-process research and development, restructuring charges, the cost of the restatement and related litigation, certain stock-based compensation cost, executive recruiting costs and their related income tax effects. Micromuse believes that excluding these items provides investors with a representation of the Company’s core performance, and a pro forma base line for assessing the future earnings potential of the company. The pro forma condensed consolidated statement of operations should not be considered as a substitute for financial information presented in accordance with generally accepted accounting principles, and may be different from pro forma measures used by other companies.

IMPACT OF PRO FORMA ADJUSTMENTS ON FORWARD LOOKING DILUTED NET INCOME PER SHARE

(As of January 25, 2005)

Three months ended March 31, 2005
GAAP diluted net income (loss) per share	0.01 – 0.02
Amortization of developed technology and other intangible assets	0.02 – 0.02
Cost of the restatement and related litigation	0.00 – 0.00
Income tax effect	(0.00) – (0.00)
PRO FORMA diluted net income per share	$ 0.03 - $ 0.04